THE ADVISORS’ INNER CIRCLE FUND II

Hancock Horizon Louisiana Tax-Free Income Fund

Hancock Horizon Mississippi Tax-Free Income Fund

Hancock Horizon Diversified Income Fund

Hancock Horizon Quantitative Long/Short Fund

Hancock Horizon Diversified International Fund

Hancock Horizon U.S. Small Cap Fund

Hancock Horizon Dynamic Asset Allocation Fund

Hancock Horizon International Small Cap Fund

Hancock Horizon Microcap Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated April 26, 2019

to each Fund’s Summary Prospectus (the “Summary Prospectuses”), the Funds’ Prospectus (the
“Prospectus”) and the Funds’ Statement of Additional Information (the “SAI”),

each dated May 31, 2018

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

Effective on or about May 31, 2019 (the “Conversion Date”), each Fund will automatically convert its outstanding Class C Shares to Investor Class Shares of the Fund. After the Conversion Date, Class C Shares will no longer be offered by the Funds, and will be terminated as a separately designated class of the Funds.

The automatic conversion of each Fund’s Class C Shares into Investor Class Shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes or to result in the recognition of gain or loss by converting shareholders, although shareholders should consult their own tax advisors.

The fees and expenses of Investor Class Shares, which are set forth in the Prospectus and SAI, do not include the 0.75% distribution and service (12b-1) fee payable with respect to Class C Shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

HHF-SK-020-0100